                                                                       GT GLOBAL
                                                                   OVER 25 YEARS
                                                                    OF INVESTING
                                                                       WORLDWIDE

                                                                             / /
                                                                       GT GLOBAL
                                                                        EMERGING
                                                                         MARKETS
                                                                            FUND

                                                                             / /
                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1997

                                                                    [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   October  31,  1997,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

GT Global Emerging Markets Fund
MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

Fiscal 1997 has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have remained true to their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of this year. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,

/s/ William J. Guilfoyle
William J. Guilfoyle
Chairman of the Board and President
GT Global Mutual Funds

GT GLOBAL EMERGING MARKETS FUND
PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE

The GT Global Emerging Markets Fund seeks long-term growth of capital. The Fund primarily invests in equity securities of companies located in emerging markets, which generally include every country except the U.S., Canada, Japan, Australia, New Zealand and most of the countries of western Europe.

[EDGAR REPRESENTATION OF CHART]


                  GT Global
                  Emerging Markets         MSCI Emerging       IFC Investable
                  Fund Class A Shares      Markets Index       Composite
5/18/92           9525                     10000               10000
                  9550                     9974                9832
                  9358                     9273                8823
                  9333                     9063                8804
                  9100                     8680                8432
                  8942                     8500                8257
                  9258                     9033                8626
                  9075                     9091                8569
                  9034                     9181                8855
                  9269                     9136                8816
                  9529                     9573                9040
                  9630                     10019               9334
                  9915                     10171               9669
                  10159                    10311               9880
                  10176                    10402               10160
                  10386                    10530               10476
                  10956                    11065               11326
                  11150                    11420               11782
                  12107                    12295               12774
                  12736                    12992               13584
                  14857                    15494               15905
                  15556                    15922               16015
                  15053                    15436               15599
                  13739                    14153               14025
                  13270                    14241               13759
                  13526                    14689               14083
                  12945                    14390               13579
                  13858                    15353               14554
                  15787                    16931               16425
                  16197                    17390               16833
                  16051                    16966               16279
                  15522                    16172               15666
                  14299                    15329               13997
1/31/95           12809                    13649               12126
                  11988                    13407               11969
                  12139                    13595               11938
                  12711                    13873               12439
                  13130                    14361               12904
                  12934                    14325               12982
                  13344                    14543               13395
                  13077                    14061               13036
                  12898                    14216               12937
                  12354                    13744               12449
                  11791                    13400               12387
                  12318                    13919               12818
                  13282                    14551               13892
                  13237                    14366               13583
                  13318                    14569               13782
                  13612                    15612               14337
                  13630                    15310               14211
                  13371                    15511               14380
                  12675                    14458               13435
                  13014                    14777               13852
                  13112                    14905               14056
                  12728                    14483               13754
                  12773                    14743               13958
                  12970                    14753               14020
                  13792                    15714               15009
                  14265                    16348               15744
                  13685                    15947               15355
                  13604                    16061               15095
                  13926                    16457               15608
                  14471                    17409               16282
                  14846                    17726               16439
                  12693                    15679               14341
                  13051                    15799               14807
10/31/97          10889                    13073               12377


The chart above shows the performance of the GT Global Emerging Markets Fund Class A shares since inception, versus the various indices shown above. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $10,855 on October 31, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $8,397 on October 31, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
OCTOBER 31, 1997


Share Class             Without Sales Charge(2)                  With Sales Charge
                     1-Year     5-Year    Life of Fund     1-Year     5-Year    Life of Fund
Class A(3)           (14.45)     3.30      2.48             (18.52)     2.30     1.57
Class B(3)           (14.91)     N/A       2.21             (19.16)     N/A      1.81
Advisor Class(4)     (14.05)     N/A      (6.97)             N/A        N/A      N/A


HISTORICAL PERFORMANCE%(2)
ANNUAL TOTAL RETURNS (PER CALENDAR YEAR)


                     1992         1993         1994        1995         1996
Class A             (5.16)(3)     64.46        (3.75)      (13.86)      5.30
Class B              N/A          53.92(3)     (4.28)      (14.34)      4.77


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge, which, if included, would have reduced performance quoted.

(3) The Fund began operations on May 18, 1992; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GT GLOBAL EMERGING MARKETS FUND

INTERVIEW WITH HEAD OF GLOBAL EMERGING MARKETS EQUITIES
ALLAN CONWAY

Q  HOW DID THE FUND PERFORM?

A The one-year period to October 31, 1997, ended on a disappointing note as emerging markets outside Asia fell in sympathy with events in the region. The Fund was not able to avoid the resulting volatility in worldwide emerging stock markets and, against this backdrop, Class A shares returned a total of -14.45% (-18.52% including the maximum 4.75% sales charge); total return for the Fund's Class B shares was -14.91% (-19.16% including the maximum 5% contingent deferred sales charge). The Morgan Stanley Capital International
(MSCI) Emerging Markets Index returned -9.75%, and the International Finance Corporation (IFC) Investable Composite Index(5) returned -10.02% over the same period.

While country selection contributed positively to performance against the IFC Investable Composite Index, as did strong stock selection in Taiwan and South Africa, poor stock selection, particularly in Malaysia, Mexico and Turkey, was primarily responsible for relative underperformance. Additionally, the Fund was underweighted in Brazil over the first nine months of the period, when the market was up close to 70%, as measured by the IFC Index. Within Brazil, the Fund was underweighted in state-owned companies, which performed exceptionally well.

Most of the Fund's relative underperformance occurred in the first eight months of the period. Some of the evolutionary changes we discussed in the semiannual report, such as enhanced risk control guidelines and more disciplined stock selection, began exerting a positive influence toward the end of the annual reporting period, following a major restructuring of the portfolio in June.

Q  WHAT TRIGGERED THE GENERAL DOWNTURN IN EMERGING MARKETS?

A The trigger was a devaluation in the Thai currency in early July, which highlighted the instability of its banking sector and many years of excessive spending based on cheap dollar financings.

REAL GDP GROWTH

[EDGAR REPRESENTATION OF GRAPH]

                                   89             97f
Developing Countries               4.64           6.6
Latin America                      1.8            5.4
E. Europe/Mid-East                 2.8            3.56
Asia                               6.1            5.22


Source: GT Global, Inc., November 1997.

While, initially, tremors were contained to Asia, in early October the sudden, sharp decline in the Hong Kong market--previously considered relatively immune to regional malaise--prompted fears of a global meltdown. Even the U.S. suffered a severe bout of volatility as investors fled to quality and liquidity.

Meanwhile, confidence in emerging equity markets was battered on a grand scale. Effects were also evident in emerging bond markets, where spreads to U.S. Treasuries widened dramatically, raising corporate and government borrowing rates considerably.

Q  WHAT COMPANIES PERFORMED WELL?

A A number of Fund holdings performed exceptionally well over the period. Strong rallies, especially in Brazil, contributed to impressive returns for Petrobras and Telebras in Brazil, as well as Alfa Credit Bank(6) in Greece, LUKoil in Russia and India's ITC.

Brazil's Telebras has done well, even taking into account its share price plummet in October. From the start of 1997 to October 31, Telebras enjoyed a return of about 35%. We are generally pleased with Brazil's progress on regulatory reform and overall
                                                                CONTINUED P.4

(5) The MSCI Emerging Markets and IFC Investable Composite Indices are market value-weighted averages of the performance of securities listed on the exchanges of 26 and 26 countries, respectively. They include the effect of reinvested dividends and are measured in U.S. dollars. The Fund has changed benchmarks to the IFC Investable Composite Index because we feel it presents a more accurate reflection of investment opportunities available to foreign investors.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER           CONTINUED

growth of its telecommunications industry. Cellular growth has been remarkable, and even landline growth has been quite impressive.

Eletrobras, another privatization play, saw its share price strengthen further with the introduction of a regulatory regime in the energy sector. The Fund's other big performer in Brazil, Petrobras, has expanded exploration activities and experienced impressive growth in its oil reserves.

LUKoil is the largest Russian oil group and the world's third-largest oil producer. The company has more oil reserves than any other listed oil company in the world. We believe LUKoil should benefit from higher production based on a strengthening of the domestic economy, the narrowing between domestic and world price levels, higher exports, its joint venture with a major western oil company, the acquisition of new cheap oil reserves and the consolidation of the Russian oil industry.

Alpha Credit Bank,(6) the largest private bank in Greece, benefited strongly from falling interest rates as inflation was brought under control. As the most liquid stock in Greece, Alpha Credit also benefited from a rerating of the entire market.

ITC, an Indian holding company with operations mainly in tobacco, hotels, paper, packaging and printing, financial services and real estate, outperformed the local index by over 50%. Profits exceeded expectations following rising demand for higher-value products in the tobacco sector. In addition, foreign investors generally increased holdings in Indian companies with strong international shareholdings and management. A major UK conglomerate has the maximum stake allowable for foreigners.

On the other hand, major disappointments were mostly limited to companies in Malaysia, where financials such as Malayan Banking and Rashid Hussain(6) were particularly affected by the currency crisis.

Q  COULD YOU DESCRIBE EVENTS IN ASIA?

A In Thailand and Malaysia, investors focused on the impact of falling real-estate prices on the banking/financial services and property development sectors. In both countries, the threat of bursting price "bubbles" had been growing over the last three years and the failure of policymakers to take appropriate action only compounded the problem. Similar issues also featured in the Philippines, although to a lesser degree.

Elsewhere, in South Korea the key issue was the impact of the won's weakness on highly indebted companies that have borrowed in foreign currencies. Uncertainty in relation to the timing and size of an International Monetary Fund (IMF) rescue package for South Korea was also a primary concern. Even Hong Kong was unable to escape the carnage as capital outflows caused a rise in interest rates and a fall in property prices. Meanwhile, analysts continue to revise downwards their expectations for growth in the economy and corporate earnings.

Q  OUTSIDE ASIA, HOW HAVE COUNTRIES BEEN IMPACTED BY THE DOWNTURN?

A The year-to-date performance for the emerging markets universe in U.S. dollar terms ranged from about 180% for Russia to -70% for Thailand (based on the IFC Index), reinforcing our focus on top-down asset allocation. During the last several months of the period, in particular, countries characterized by significant current account deficits, budget deficits or political problems generally experienced volatile share prices. Examples include Russia, Brazil and India.

Meanwhile, potential regional safe havens included Mexico, Hungary, South Africa and Egypt. While events in Asia soured investor sentiment in Mexico too, it was the least affected of all Latin American markets. In October 1997, fundamental economic news regarding GDP and industrial production received a warm welcome because both exceeded expectations. The economy grew 7.3% in the first nine months of the year, while industrial production rose 13.1% year-on-year to the end of September. Led by manufacturing and construction, industrial production was much higher than the consensus expectation of 8.7%.

In Hungary, the three-year commitment to economic austerity has nurtured a positive investment climate, with local investment and healthy foreign capital
                                                                 CONTINUED P.5

(6) The Fund sold off its holdings of the securities of this company prior to October 31, 1997.

GT GLOBAL EMERGING MARKETS FUND

INTERVIEW WITH THE PORTFOLIO MANAGER   CONTINUED

inflows producing another strong year for its stock market overall. We believe valuations are looking more attractive following October's selloff, and feel Hungary may stand to benefit as a regional safe haven because of its solid representation of blue-chip companies.

Q THE FUND IS SIGNIFICANTLY OVERWEIGHTED IN EGYPT RELATIVE TO THE IFCI INDEX. WHAT DO YOU FIND ATTRACTIVE ABOUT THIS MARKET?

A We have overweighted Egypt for a number of reasons. We believe the monetary environment is supportive, and the overall macroeconomic outlook remains very positive. Our expectations are for a continued decline in inflation with nominal interest rates moving in line. Capital inflows have also been supportive. We believe the main risk for Egypt is that reform takes longer to materialize than we anticipate. Following the market's strong performance over the past year, we will continue to monitor events and adjust the Fund's position accordingly.

Q  WHAT AREAS ARE YOU CURRENTLY CAUTIOUS ABOUT?

A We are not yet convinced that Asian policymakers are willing to endure the pain required to restructure their financial and corporate sectors, and expect further currency weakness, slower growth and higher inflation to emerge in this region. Additionally, continued yen weakness will put pressure on Asian export competitiveness. We believe the key to asset allocation in this region is identifying competitive, fundamentally strong and reasonably valued companies. We remain underweighted in financials generally, particularly banks, across the region.

In Latin America, concerns center around Brazil and Argentina, where the effects of higher interest rates on the private sector remain to be seen, leading us to feel cautious for the present. The Brazilian state sector, on the other hand, continues to be compelling as the reform process and privatization are seemingly back on track and showing renewed momentum. Indeed, the critical component of this equation will be the time it takes for interest rates to fall to normal levels.

Meanwhile, we believe one result of lower economic activity should be a reduction in the level of imports and redirection of sales to the export market, which would give some needed relief to the current account deficit. Of all regional markets, Argentina stands to bear most of the impact from any slowdown in Brazil. We believe a major factor for Argentina, like Brazil, will be the rate at which interest rates return to normal levels.

Q  WHAT ARE YOUR EXPECTATIONS FOR EMERGING EQUITY MARKETS IN 1998?

A In general, our medium-term outlook for emerging markets remains favorable. With the emerging markets universe as a whole having unwound most of its outperformance, valuation measurements, both on a price-to-book and price-to-earnings basis, are beginning to look attractive. Many emerging markets remain below their 1994 highs, and we find them generally undervalued in relation to the past and to developed markets.

We believe economic reform in many of the countries in eastern Europe and the Middle East (EMEA) could provide attractive opportunities for investors. In the portfolio, we continue to emphasize EMEA markets we feel are relatively well insulated from instability. Meanwhile, potential for a pickup in activity in Germany and other core European economies augurs well for the eastern European region. Hungary's current account achieved a healthy surplus in the third quarter, demonstrating strengthening export growth and resulting support of the current account balance.

As panic subsides, we expect Latin America to decouple from events in Asia. A decade of reform has delivered relatively stable growth and tame inflation in many Latin American countries. True, our expectations are more modest than several months ago but, despite the recent downturn, we are forecasting the region as a whole to stage its best economic performance for a generation this year, with average 1997 growth of around 5.5% and inflation below 13%. Meanwhile, reform and privatization remain well entrenched in the region. At the extreme, we think funding flows may take some time to recover, as perceptions of risk have been altered and confidence remains fragile.

INTERVIEW WITH THE PORTFOLIO MANAGER     CONTINUED

ABOUT THE MANAGEMENT TEAM

ALLAN CONWAY - Head of Global Emerging Markets Equity Team. Prior to joining Chancellor LGT Asset Management in 1997, Mr. Conway spent 23 years in the financial services industry. Most recently, from 1992-97 he was Director, International Equities, at Hermes Investment Management. Mr. Conway received a B.A. from the University of York, England.

CHRISTINE ROWLEY - Global Emerging Markets Portfolio Manager. Prior to joining Chancellor LGT Asset Management in 1992, Ms. Rowley was an Analyst with the Bank of England and received an M.Sc. from the London School of Economics.

HUGH HUNTER - Global Emerging Markets Portfolio Manager. Prior to joining Chancellor LGT Asset Management in 1997, Mr. Hunter was the Head of Quantitative Research and Strategy-Global emerging Markets at ING Barings, Hong Kong. From 1985 to 1987, he was a Senior Business Analyst at Exco International. Mr. Hunter received his B.A. from Plymouth Polytechnic.

DARREN READ - Global Emerging Markets Portfolio Manager. Prior to joining Chancellor LGT Asset Management in 1997, Mr. Read was a Senior Investment Analyst with Hermes Investment Management. From 1991 to 1995, he was a Chartered Accountant with Arthur Anderson. Mr. Read received his B.A. from Cambridge.

MARK THOROGOOD - Global Emerging Markets Portfolio Manager. Prior to joining Chancellor LGT Asset Management in 1997, Mr. Thorogood was a proprietary Trader at ING Barings, Hong Kong. From 1987 to 1994, he was at Provident Mutual, first as an Analyst, and then as a Portfolio Manager covering the Japanese and Asian Equity Markets. Mr. Thorogood received his B.A. from Nottingham University.


ALLOCATION OF NET ASSETS

[EDGAR REPRESENTATION OF GRAPH]

Capital Goods                       2.5%
Technology                          3.7%
Other                               3.9%
Consumer Non-Durables               9.0%
Finance                            15.1%
Materials - Basic Industry         15.5%
Services                           15.6%
Multi Industry - Misc.             16.1%
Energy                             18.6%

Allocations may change as market conditions change. A complete listing may be found in the Financial Statements section of this report.


GEOGRAPHIC ALLOCATION OF NET ASSETS%


                         OCTOBER 31, 1997            OCTOBER 31, 1996
ARGENTINA                      1.8                         0.3
BRAZIL                        12.3                        11.6
CHILE                          6.4                         0.9
CHINA                          0.6                         N/A
COLOMBIA                       N/A                         0.8
CZECH REPUBLIC                 N/A                         3.0
EGYPT                          9.0                         N/A
GHANA                          N/A                         0.5
GREECE                         N/A                         3.2
HONG KONG                      3.0                        12.4
HUNGARY                        1.6                         0.2
INDIA                          5.4                         5.2
INDONESIA                      3.8                         0.6
IRELAND                        0.6                         N/A
ISRAEL                         1.6                         6.0
KAZAKHSTAN                     0.2                         N/A
KOREA                          1.6                         5.2
MALAYSIA                       2.3                         3.2
MEXICO                        10.7                         8.2
PAKISTAN                       1.2                         0.6
PANAMA                         0.6                         3.3
PERU                           1.4                         N/A
PHILIPPINES                    1.3                         0.6
POLAND                         0.5                         1.2
PORTUGAL                       1.2                         1.8
ROMANIA                        0.3                         N/A
RUSSIA                         4.0                         2.4
SOUTH AFRICA                  15.4                         4.8
SRI LANKA                      0.4                         N/A
TAIWAN                         3.5                         N/A
THAILAND                       1.8                         1.8
TURKEY                         2.7                         2.1
UNITED KINGDOM                 0.9                         N/A
UNITED STATES & OTHER         (0.3)                       16.0
VENEZUELA                      2.9                         1.6
ZIMBABWE                       1.3                         2.5


GT GLOBAL EMERGING MARKETS FUND


                                                                                                                  % of
GT GLOBAL EMERGING MARKETS FUND                                                           Country                Net Assets
KEY PORTFOLIO HOLDINGS(7)

ASUSTEK COMPUTER INC.  Manufactures and markets Pentium Pro, Pentium and                  Taiwan                 3.5
486-based mainboards. The company also offers other peripherals such as audio, video and network cards. Asustek sells its products in Taiwan and exports to America, Asia and Europe.

TELEBRAS  The holding company of Brazil's local and long-distance services,               Brazil                 3.0
this currently state-controlled company is scheduled for privatization in
1998.

LUKOIL HOLDING  Russia's largest private oil and gas company, LUKoil holds                Russia                 2.4
18% of Russia's oil and gas extracting market and 11% of its refining market.
The company's oil reserves are estimated to be the second largest in the world.

TELEFONOS DE MEXICO S.A. DE C.V.  Provides national and international                     Mexico                 2.2
long-distance and local telephone service to 7,320 communities throughout
Mexico. The company also provides voice, data, image signal and cellular transmission services.

SASOL LTD.  The holding company for a group that produces and markets liquid              South Africa           2.0
fuels, pipeline gas, petrochemicals, plastics, fertilizers, waxes and mining explosives from coal and crude oil.

STATE BANK OF INDIA  Provides a wide range of banking and financial services              India                  1.9
to corporate, institutional, commercial, agricultural, industrial and individual customers. The bank has operations in 34 countries.

KIMBERLY-CLARK DE MEXICO, S.A. DE C.V.  The largest manufacturer of diapers,              Mexico                 1.8
tissue paper, notebooks and paper in Mexico. The company's conservative management has concentrated on lowering costs every year to retain its competitive position in the marketplace.

SOUTH AFRICAN BREWERIES LTD.  The holding company for a group of companies                South Africa           1.7
with diverse operations in the mass consumer markets of South Africa. The group primarily manufactures and distributes beer, but has interests in other beverages, and operates in the retailing, hotel, and consumer goods manufacturing and supply sectors.

PETROBRAS  Produces oil and natural gas liquids through approximately 7,258               Brazil                 1.7
producing wells. The company continues to benefit from the rapid growth of both reserves and production. The passing of Brazil's Hydrocarbon Law during
1997 allows the company to further accelerate this growth through joint ventures with international corporations.

BARLOW LTD.  Holding company for a group that produces and distributes                    South Africa           1.7
products used in building and construction, mining and other industries, as well as in motor vehicle retailing. The group's manufacturing operations serve markets in the UK, continental Europe, the U.S., Australia and the Far
East. About 25% of the company's attributable profit is earned in foreign currencies.

Source: Bloomberg, November 1997.

(7)There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

                        GT GLOBAL EMERGING MARKETS FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Emerging Markets Fund and
Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Emerging Markets Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Emerging Markets Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

                        GT GLOBAL EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Energy (18.6%)
  LUKoil Holding - ADR{\/} .................................   RUS             68,826   $  5,764,178         2.4
    OIL
  Sasol Ltd. ...............................................   SAFR           402,507      4,853,515         2.0
    ENERGY SOURCES
  Petroleo Brasileiro S.A. (Petrobras) Preferred ...........   BRZL        22,113,561      4,112,192         1.7
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ...   BRZL            85,389      3,415,560         1.4
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas ..........................   VENZ         2,529,153      3,324,761         1.4
    ELECTRICAL & GAS UTILITIES
  Centrais Eletricas Brasileiras S.A.-Eletrobras "B" -
   ADR{\/} .................................................   BRZL           133,855      2,944,810         1.2
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} .................................   CHLE            88,263      2,383,101         1.0
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ...................................   CHLE            64,238      2,119,854         0.9
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ..........   CHLE           100,922      2,031,055         0.8
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ...................   BRZL         5,020,561      1,666,841         0.7
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. ...............................   BRZL         6,360,473      1,627,044         0.7
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} .......................................   ARG             49,065      1,570,080         0.7
    OIL
  The Hub Power Co., Ltd. - GDR-/- {\/} ....................   PAK             49,150      1,535,938         0.6
    ENERGY SOURCES
  Unified Energy Systems - Reg S GDR-/- {c} {\/} ...........   RUS             37,000      1,156,246         0.5
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR-/- {\/} .............................   RUS            123,235      1,047,498         0.4
    OIL
  PTT Exploration and Production Public Co., Ltd. -
   Foreign .................................................   THAI           101,800      1,038,259         0.4
    OIL
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} .......   HGRY            35,800        774,175         0.3
    ENERGY SOURCES
  Manila Electric Co. "B" ..................................   PHIL           236,700        728,308         0.3
    ELECTRICAL & GAS UTILITIES
  Mosenergo - 144A ADR{.} {\/} .............................   RUS             15,000        630,000         0.3
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign ........   THAI           329,100        548,500         0.2
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. .......................................   ARG             74,818        468,642         0.2
    OIL
  Tenaga Nasional Bhd. .....................................   MAL            194,000        419,585         0.2
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp. - ADR{\/} .....................   KOR             44,271        362,469         0.2
    ELECTRICAL & GAS UTILITIES
  BSES Ltd. - Reg. S GDR{c} ................................   IND             19,100        296,050         0.1
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. ..............................................   KOR              7,543        102,145          --
    OIL

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Energy (Continued)
  Guangdong Electric Power Development Co., Ltd. "B"+X+ ....   CHNA           127,800   $     72,084          --
    ENERGY SOURCES
  Pakistan State Oil Co., Ltd. .............................   PAK                 20            216          --
    OIL
                                                                                        ------------
                                                                                          44,993,106
                                                                                        ------------
Multi-Industry/Miscellaneous (16.1%)
  Barlow Ltd. ..............................................   SAFR           407,077      4,104,623         1.7
    CONGLOMERATE
  Anglo American Corporation of South Africa Ltd. ..........   SAFR            82,607      3,572,195         1.5
    CONGLOMERATE
  Delta Corporation Ltd. (subdivision)-/- ..................   ZBBW         2,187,074      3,114,504         1.3
    MULTI-INDUSTRY
  PT Telekomunikasi Indonesia ..............................   INDO         3,075,500      2,869,896         1.2
    MULTI-INDUSTRY
  Grupo Carso, S.A. de C.V. "A1" ...........................   MEX            396,200      2,519,547         1.0
    MULTI-INDUSTRY
  ITC Ltd.: ................................................   IND                 --             --         1.0
    MULTI-INDUSTRY
    Common .................................................   --             123,928      1,916,184          --
    GDR-/- {\/} ............................................   --              25,987        475,562          --
  The Saudi Arabian Investment Fund Ltd.-/- {\/} ...........   UK             211,000      2,110,000         0.9
    COUNTRY FUNDS
  PT Gudang Garam ..........................................   INDO           625,500      1,777,187         0.7
    MULTI-INDUSTRY
  China Resources Enterprise Ltd. ..........................   HK             623,000      1,708,616         0.7
    CONGLOMERATE
  Malaysian Resources Corp., Bhd. ..........................   MAL          2,556,000      1,520,240         0.6
    CONGLOMERATE
  Shanghai Industrial Holdings Ltd. ........................   HK             339,000      1,508,616         0.6
    MULTI-INDUSTRY
  Central Asia Regional Growth Fund-/- {\/} ................   IRE            156,000      1,485,120         0.6
    COUNTRY FUNDS
  NASR (El) City Company For Housing & Construction-/- .....   EGPT            18,870      1,304,195         0.5
    MISCELLANEOUS
  Billiton PLC-/- ..........................................   SAFR           395,102      1,158,199         0.5
    CONGLOMERATE
  Sanluis Corporacion, S.A. de C.V. ........................   MEX            145,432      1,128,622         0.5
    CONGLOMERATE
  John Keells Holdings Ltd. ................................   SLNKA          183,000        934,142         0.4
    MULTI-INDUSTRY
  Empresas La Moderna, S.A. de C.V. "A"-/- .................   MEX            186,000        913,293         0.4
    MULTI-INDUSTRY
  PT Bimantara Citra .......................................   INDO           965,000        887,047         0.4
    MULTI-INDUSTRY
  Romanian Growth Fund{\/} .................................   ROM             75,800        784,530         0.3
    COUNTRY FUNDS
  Koc Holding AS ...........................................   TRKY         1,827,500        687,480         0.3
    CONGLOMERATE
  Rembrandt Group Ltd. .....................................   SAFR            77,200        633,971         0.3
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Koor Industries Ltd. - ADR{\/} ...........................   ISRL            22,315   $    476,983         0.2
    CONGLOMERATE
  PT Hanjaya Mandala Sampoerna .............................   INDO           262,000        457,953         0.2
    MULTI-INDUSTRY
  Discount Investment Corp. ................................   ISRL            12,474        339,811         0.1
    MULTI-INDUSTRY
  Quinenco S.A. - ADR-/- {\/} ..............................   CHLE            21,500        314,438         0.1
    CONGLOMERATE
  KEC International Ltd.-/- ................................   IND            160,500        162,280         0.1
    MISCELLANEOUS
                                                                                        ------------
                                                                                          38,865,234
                                                                                        ------------
Services (15.6%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ............   BRZL                --             --         3.0
    TELEPHONE NETWORKS
    ADR{\/} ................................................   --              37,332      3,789,198          --
    Common .................................................   --          38,472,813      3,419,767          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ..........   MEX            122,827      5,312,268         2.2
    TELEPHONE NETWORKS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} .................................................   VENZ            85,004      3,718,925         1.5
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: ..................................   SAFR                --             --         1.4
    RETAILERS-OTHER
    Common .................................................   --           1,646,589      2,481,865          --
    "N" ....................................................   --             719,798        987,665          --
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} ........   CHLE            84,227      2,337,299         1.0
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} .......................   PERU           100,740      1,989,615         0.8
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V.: .....................................   MEX                 --             --         0.6
    RETAILERS-OTHER
    "C" ....................................................   --             593,000      1,029,760          --
    "A" ....................................................   --             275,000        506,527          --
    "B" ....................................................   --              26,656         53,248          --
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP-/- ...............................................   BRZL         7,509,655      1,362,419         0.6
    BUSINESS & PUBLIC SERVICES
  Telefonica de Argentina S.A. - ADR{\/} ...................   ARG             42,183      1,186,397         0.5
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Preferred ....   BRZL         3,388,663        885,282         0.4
    TELEPHONE NETWORKS
  TelecomAsia Corp. - Foreign-/- ...........................   THAI         1,521,400        681,224         0.3
    TELEPHONE NETWORKS
  Santa Isabel S.A. - ADR{\/} ..............................   CHLE            36,543        676,046         0.3
    RETAILERS-FOOD
  PT Indosat ...............................................   INDO           264,500        598,625         0.3
    TELECOM - OTHER
  Danubius Hotel and Spa Rt.-/- ............................   HGRY            19,037        595,762         0.2
    LEISURE & TOURISM

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Services (Continued)
  PT Citra Marga Nusaphala Persada .........................   INDO         2,073,000   $    591,873         0.2
    BUSINESS & PUBLIC SERVICES
  Mahanagar Telephone Nigam Ltd. ...........................   IND             84,400        588,062         0.2
    TELECOM - OTHER
  Portugal Telecom S.A. - Registered .......................   PORT            13,630        559,388         0.2
    TELEPHONE NETWORKS
  Sonae Investimentos-Sociedade Gestora de Participacoes
   Sociais S.A. ............................................   PORT            14,423        539,017         0.2
    RETAILERS-OTHER
  Migros Turk T.A.S. .......................................   TRKY           479,400        503,132         0.2
    RETAILERS-FOOD
  Investec-Consultoria Internacional S.A.-/- ...............   PORT            15,692        490,933         0.2
    BROADCASTING & PUBLISHING
  Super Sol Ltd. ...........................................   ISRL           127,545        367,036         0.2
    RETAILERS-FOOD
  Advanced Info. Service - Foreign .........................   THAI            68,300        366,985         0.2
    WIRELESS COMMUNICATIONS
  Indian Hotels Co., Ltd. ..................................   IND                 --             --         0.1
    LEISURE & TOURISM
    GDR-/- {\/} ............................................   --              20,200        348,450          --
    Common .................................................   --               3,000         48,573          --
  Konsortium Perkapalan Bhd. ...............................   MAL            182,000        341,694         0.1
    TRANSPORTATION - SHIPPING
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} ......   PAK              3,700        299,700         0.1
    TELEPHONE NETWORKS
  Guangshen Railway Co., Ltd. ..............................   HK             924,000        286,882         0.1
    TRANSPORTATION - ROAD & RAIL
  Vimpel-Communications - ADR-/- {\/} ......................   RUS              8,500        278,375         0.1
    WIRELESS COMMUNICATIONS
  BEC World Public Co., Ltd. - Foreign .....................   THAI            53,000        276,866         0.1
    BROADCASTING & PUBLISHING
  Estabelecimentos Jeronimo Martins & Filho, Sociedade
   Gestora de Participacoes Sociais S.A. ...................   PORT             4,141        270,885         0.1
    RETAILERS-OTHER
  Himachal Futuristic Communications Ltd. ..................   IND            450,000        241,423         0.1
    TELECOM - OTHER
  PT Matahari Putra Prima ..................................   INDO         1,109,000        216,240         0.1
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                          38,227,406
                                                                                        ------------
Materials/Basic Industry (15.5%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ...............   MEX          1,012,344      4,461,588         1.8
    PAPER/PACKAGING
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ...........   SAFR         6,948,244      3,611,353         1.5
    METALS - STEEL
  Suez Cement Co. - Reg S GDR{c} {\/} ......................   EGPT           169,935      3,526,151         1.5
    CEMENT
  Sappi Ltd. ...............................................   SAFR           427,859      2,713,035         1.1
    FOREST PRODUCTS
  Helwan Portland Cement Co.-/- ............................   EGPT           104,210      2,199,138         0.9
    CEMENT

    The accompanying notes are an integral part of the financial statements.

                                       F5

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Materials/Basic Industry (Continued)
  Ameriyah Cement Co.-/- ...................................   EGPT            84,386   $  2,134,469         0.9
    CEMENT
  Industrias Penoles S.A. (CP) .............................   MEX            452,187      1,800,625         0.7
    METALS - NON-FERROUS
  Torah Portland Cement Co.-/- .............................   EGPT            60,900      1,665,794         0.7
    CEMENT
  De Beers Centenary AG - Linked Unit ......................   SAFR            68,900      1,644,432         0.7
    MISC. MATERIALS & COMMODITIES
  Apasco S.A. ..............................................   MEX            254,481      1,554,315         0.6
    CEMENT
  North Cairo Flour Mills-/- ...............................   EGPT            30,170      1,313,282         0.5
    MISC. MATERIALS & COMMODITIES
  Helioplis Housing-/- .....................................   EGPT             8,500      1,162,750         0.5
    BUILDING MATERIALS & COMPONENTS
  Pannonplast Rt. ..........................................   HGRY            18,188        999,145         0.4
    MISC. MATERIALS & COMMODITIES
  Pohang Iron & Steel Co., Ltd.: ...........................   KOR                 --             --         0.5
    METALS - STEEL
    ADR{\/} ................................................   --              52,475        852,719          --
    Common .................................................   --               2,580        114,060          --
  Paints & Chemical Industry-/- ............................   EGPT            20,500        687,413         0.3
    CHEMICALS
  Grupo Industrial Minera Mexico "L" .......................   MEX            231,300        686,975         0.3
    METALS - NON-FERROUS
  Cimpor-Cimentos de Portugal, SGPS S.A. ...................   PORT            23,585        597,004         0.2
    CEMENT
  Cosco Pacific Ltd. .......................................   HK             462,000        537,904         0.2
    PAPER/PACKAGING
  Hindalco Industries Ltd. .................................   IND             19,350        505,218         0.2
    METALS - NON-FERROUS
  Siam Cement Co., Ltd. - Foreign ..........................   THAI            57,200        486,627         0.2
    CEMENT
  Israel Chemicals Ltd. ....................................   ISRL           386,976        485,117         0.2
    CHEMICALS
  Maanshan Iron and Steel Co. "H"+X+ .......................   CHNA         2,874,000        457,312         0.2
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ........   CHLE             8,500        440,938         0.2
    CHEMICALS
  PT Aneka Tambang-/- ......................................   INDO           940,000        366,574         0.2
    METALS - NON-FERROUS
  Dhan Fibres Ltd.-/- ......................................   PAK          4,273,000        325,286         0.1
    CHEMICALS
  Turk Sise ve Cam Fabrikalari AS-/- .......................   TRKY         3,564,000        306,035         0.1
    GLASS
  HI Cement Corp. ..........................................   PHIL         3,197,000        291,464         0.1
    CEMENT
  Engro Chemicals Pakistan Ltd. ............................   PAK             85,412        269,787         0.1
    CHEMICALS
  Agros Holding S.A.-/- ....................................   POL             11,876        249,123         0.1
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                                       F6

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Materials/Basic Industry (Continued)
  Cahya Mata Sarawak Bhd. ..................................   MAL            229,000   $    222,878         0.1
    BUILDING MATERIALS & COMPONENTS
  Compania de Minas Buenaventura S.A. - ADR{\/} ............   PERU            11,800        211,663         0.1
    METALS - NON-FERROUS
  PT Indah Kiat Pulp & Paper Corp. Tbk .....................   INDO           517,000        198,015         0.1
    PAPER/PACKAGING
  Associated Cement Cos., Ltd. .............................   IND              5,086        163,542         0.1
    CEMENT
  Fauji Fertilizer Co., Ltd. ...............................   PAK             71,900        160,119         0.1
    MISC. MATERIALS & COMMODITIES
  Dewan Salman Fibre Ltd.-/- ...............................   PAK                  4              3          --
    CHEMICALS
                                                                                        ------------
                                                                                          37,401,853
                                                                                        ------------
Finance (15.1%)
  State Bank of India Ltd. .................................   IND            646,650      4,679,037         1.9
    BANKS-REGIONAL
  Uniao Bancos Brasileiras "A" Preferred ...................   BRZL       155,867,458      3,956,070         1.6
    BANKS-MONEY CENTER
  ABSA Group Ltd. ..........................................   SAFR           631,687      3,742,844         1.5
    BANKS-REGIONAL
  Egyptian American Bank SAE-/- ............................   EGPT            72,790      2,344,266         1.0
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} .................................................   CHLE           114,258      1,913,822         0.8
    INVESTMENT MANAGEMENT
  Malayan Banking Bhd. .....................................   MAL            401,800      1,556,990         0.6
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} .................................................   PAN             36,337      1,444,396         0.6
    OTHER FINANCIAL
  Global Menkul Degerler AS-/- .............................   TRKY        60,574,257      1,403,558         0.6
    SECURITIES BROKER
  Banco de A. Edwards - ADR{\/} ............................   CHLE            74,184      1,288,947         0.5
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} .................................   PERU            67,200      1,205,400         0.5
    BANKS-MONEY CENTER
  Aksigorta A.S. ...........................................   TRKY        14,655,000      1,138,555         0.5
    INSURANCE - MULTI-LINE
  Commercial International Bank ............................   EGPT                --             --         0.4
    BANKS-MONEY CENTER
    144A GDR{.} {\/} .......................................   --              37,000        804,750          --
    Common .................................................   --              14,000        323,853          --
  Liberty Life Association of Africa Ltd. ..................   SAFR            36,900        920,582         0.4
    INSURANCE-LIFE
  Banco Frances del Rio de la Plata S.A. - ADR{\/} .........   ARG             34,978        861,333         0.4
    BANKS-MONEY CENTER
  Turkiye Is Bankasi (Isbank) "C" ..........................   TRKY         8,527,300        825,208         0.3
    BANKS-MONEY CENTER
  Kookmin Bank - GDR-/- {\/} ...............................   KOR            100,650        644,160         0.3
    BANKS-MONEY CENTER
  BPI-SGPS S.A. ............................................   PORT            27,269        613,475         0.3
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                       F7

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Finance (Continued)
  Thai Farmers Bank Public Co., Ltd. - Foreign .............   THAI           205,700   $    562,861         0.2
    BANKS-REGIONAL
  SM Prime Holdings, Inc. ..................................   PHIL         2,860,800        505,326         0.2
    REAL ESTATE
  Yapi ve Kredi Bankasi AS .................................   TRKY        16,419,347        501,299         0.2
    BANKS-REGIONAL
  C.G. Smith Ltd. ..........................................   SAFR           109,100        476,320         0.2
    INVESTMENT MANAGEMENT
  Nedcor Ltd. ..............................................   SAFR            22,000        461,954         0.2
    BANKS-REGIONAL
  Bank Hapoalim Ltd. .......................................   ISRL           191,250        452,638         0.2
    BANKS-REGIONAL
  Metroplex Bhd. ...........................................   MAL          1,242,000        432,779         0.2
    REAL ESTATE
  JSC Kazkommertsbank Co. - GDR-/- {\/} ....................   KAZ             19,530        410,130         0.2
    BANKS-REGIONAL
  Muslim Commercial Bank Ltd.-/- ...........................   PAK            379,600        388,174         0.2
    BANKS-MONEY CENTER
  Bank Leumi Le - Israel ...................................   ISRL           242,645        372,565         0.2
    BANKS-REGIONAL
  Turkiye Garanti Bankasi AS ...............................   TRKY         6,533,800        338,410         0.1
    BANKS-REGIONAL
  Bank Slaski S.A. .........................................   POL              5,773        336,758         0.1
    BANKS-MONEY CENTER
  Belle Corp.-/- ...........................................   PHIL         3,542,000        322,917         0.1
    REAL ESTATE
  Ayala Land, Inc. "B" .....................................   PHIL           670,000        262,464         0.1
    REAL ESTATE
  Banco Santander Chile - ADR{\/} ..........................   CHLE            18,800        244,400         0.1
    BANKS-REGIONAL
  Land and House Public Co., Ltd. - Foreign ................   THAI           273,000        237,687         0.1
    REAL ESTATE
  Malaysian Assurance Alliance Bhd. ........................   MAL             79,100        142,565         0.1
    INSURANCE - MULTI-LINE
  Bangkok Bank Public Co., Ltd. - Foreign ..................   THAI            39,600        137,910         0.1
    BANKS-MONEY CENTER
  C & P Homes, Inc. ........................................   PHIL         1,487,000        112,266         0.1
    REAL ESTATE
  HDFC Bank Ltd. ...........................................   IND                500          1,118          --
    BANKS-MONEY CENTER
  Housing Development Finance Corp.-/- .....................   IND                  5            422          --
    OTHER FINANCIAL
                                                                                        ------------
                                                                                          36,368,209
                                                                                        ------------
Consumer Non-Durables (9.0%)
  South African Breweries Ltd. .............................   SAFR           158,112      4,207,554         1.7
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. "B" .............   MEX            530,710      3,749,927         1.5
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                       F8

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Consumer Non-Durables (Continued)
  Gruma S.A. "B"-/- ........................................   MEX            678,283   $  2,664,393         1.1
    FOOD
  Eastern Tobacco Co.-/- ...................................   EGPT            99,245      2,488,422         1.0
    TOBACCO
  Companhia Cervejaria Brahma Preferred ....................   BRZL         3,909,129      2,446,752         1.0
    BEVERAGES - ALCOHOLIC
  C.G. Smith Foods Ltd. ....................................   SAFR           123,000      1,764,449         0.7
    FOOD
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} -/- {\/} ......   EGPT            48,235      1,326,463         0.5
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A. "B" - ADR{\/} ..................   CHLE            51,047      1,046,464         0.4
    BEVERAGES - NON-ALCOHOLIC
  San Miguel Corp. "B" .....................................   PHIL           877,800        987,838         0.4
    BEVERAGES - ALCOHOLIC
  Compania Cervecerias Unidas S.A. ADR{\/} .................   CHLE            30,046        732,371         0.3
    BEVERAGES - ALCOHOLIC
  Graboplast Rt. (Australian Certificates) .................   HGRY            10,319        556,323         0.2
    OTHER CONSUMER GOODS
  Kuala Lumpur Kepong Bhd. .................................   MAL            108,000        259,537         0.1
    OTHER CONSUMER GOODS
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ................   POL              3,416        255,218         0.1
    BEVERAGES - ALCOHOLIC
  La Tondena Distillers, Inc. ..............................   PHIL           149,400         91,513          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          22,577,224
                                                                                        ------------
Technology (3.7%)
  Asustek Computer Inc. - Reg. S GDR-/- {c} {\/} ...........   TWN            695,564      8,503,270         3.5
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. .........................   ISRL             2,159        312,828         0.1
    SEMICONDUCTORS
  LG Information & Communication ...........................   KOR              1,956        112,470         0.1
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                           8,928,568
                                                                                        ------------
Capital Goods (2.5%)
  New World Infrastructure Ltd.-/- .........................   HK             929,000      1,838,771         0.8
    CONSTRUCTION
  Cheung Kong Infrastructure Holdings ......................   HK             586,000      1,516,171         0.6
    CONSTRUCTION
  United Engineers Ltd. ....................................   MAL            318,000        754,641         0.3
    CONSTRUCTION
  Irkutskenergo - ADR-/- {\/} ..............................   RUS             48,200        650,700         0.3
    ELECTRICAL PLANT/EQUIPMENT
  Daewoo Heavy Industries ..................................   KOR             86,000        501,667         0.2
    INDUSTRIAL COMPONENTS
  Elektrim Spolka Akcyjna S.A. .............................   POL             45,830        431,961         0.2
    ELECTRICAL PLANT/EQUIPMENT
  ECI Telecommunications Ltd.{\/} ..........................   ISRL             9,100        251,388         0.1
    TELECOM EQUIPMENT

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Capital Goods (Continued)
  Sungmi Telecom Electronics Co. ...........................   KOR                189   $      9,247          --
    TELECOM EQUIPMENT
  Gujarat Telephone Cables-/- ..............................   IND              6,200            853          --
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                           5,955,399
                                                                                        ------------
Consumer Durables (2.3%)
  Bajaj Auto Ltd. - GDR{\/} ................................   IND             81,000      1,441,800         0.6
    AUTO PARTS
  Arcelik AS ...............................................   TRKY         9,393,800      1,049,901         0.4
    APPLIANCES & HOUSEHOLD DURABLES
  Qingling Motors Co., Ltd.+X+ .............................   CHNA         1,475,000        963,616         0.4
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd. ................   IND            107,410        941,208         0.4
    AUTOMOBILES
  Samsung Electronics Co.: .................................   KOR                 --             --         0.3
    CONSUMER ELECTRONICS
    Common .................................................   --              14,801        586,279          --
    144A GDR{.} -/- {\/} ...................................   --               8,200        166,050          --
  PT Astra International, Inc. .............................   INDO           592,000        441,114         0.2
    AUTOMOBILES
                                                                                        ------------
                                                                                           5,589,968
                                                                                        ------------
Health Care (1.8%)
  Ranbaxy Laboratories Ltd. ................................   IND             75,000      1,460,918         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ...................   HGRY            14,046      1,306,278         0.5
    PHARMACEUTICALS
  Teva Pharmaceutical Industries Ltd. ......................   ISRL            16,640        774,717         0.3
    PHARMACEUTICALS
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) ................................................   EGPT            10,000        723,529         0.3
    PHARMACEUTICALS
  PT Kalbe Farma ...........................................   INDO           524,000        321,114         0.1
    PHARMACEUTICALS
  Core Healthcare ..........................................   IND                 50             20          --
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           4,586,576
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $277,841,143) ...............                             243,493,543       100.2
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                        COUNTRY       RIGHTS        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
  PT Matahari Putra Prima Rights, expire 12/3/97 ...........   INDO                --        123,565         0.1
    RETAILERS-APPAREL
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Rights, expire
   11/12/97 ................................................   BRZL                --            224          --
    TELEPHONE NETWORKS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) .....................................                                 123,789         0.1
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                      COUNTRY      WARRANTS       (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
  Belle Corp. Warrants, expire 2002 (cost $0) ..............   PHIL           708,400   $        131          --
    OIL
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $277,841,143)  * ...................                             243,617,463       100.3
Other Assets and Liabilities ...............................                                (716,414)       (0.3)
                                                                                        ------------       -----

NET ASSETS .................................................                            $242,901,049       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        +X+  Denominated in Hong Kong Dollars.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          *  For Federal income tax purposes, cost is $279,135,649 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  17,948,897
                 Unrealized depreciation:           (53,467,083)
                                                  -------------
                 Net unrealized depreciation:     $ (35,518,186)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F11

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    1.8                                   1.8
Brazil (BRZL/BRL) ....................   12.3                                  12.3
Chile (CHLE/CLP) .....................    6.4                                   6.4
China (CHNA/RMB) .....................    0.6                                   0.6
Egypt (EGPT/EGP) .....................    9.0                                   9.0
Hong Kong (HK/HKD) ...................    3.0                                   3.0
Hungary (HGRY/HUF) ...................    1.6                                   1.6
India (IND/INR) ......................    5.4                                   5.4
Indonesia (INDO/IDR) .................    3.7         0.1                       3.8
Ireland (IRE/IEP) ....................    0.6                                   0.6
Israel (ISRL/ILS) ....................    1.6                                   1.6
Kazakhstan (KAZ/KTS) .................    0.2                                   0.2
Korea (KOR/KRW) ......................    1.6                                   1.6
Malaysia (MAL/MYR) ...................    2.3                                   2.3
Mexico (MEX/MXN) .....................   10.7                                  10.7
Pakistan (PAK/PKR) ...................    1.2                                   1.2
Panama (PAN/PND) .....................    0.6                                   0.6
Peru (PERU/PES) ......................    1.4                                   1.4
Philippines (PHIL/PHP) ...............    1.3                                   1.3
Poland (POL/PLZ) .....................    0.5                                   0.5
Portugal (PORT/PTE) ..................    1.2                                   1.2
Romania (ROM/ROL) ....................    0.3                                   0.3
Russia (RUS/SUR) .....................    4.0                                   4.0
South Africa (SAFR/ZAR) ..............   15.4                                  15.4
Sri Lanka (SLNKA/LKR) ................    0.4                                   0.4
Taiwan (TWN/TWD) .....................    3.5                                   3.5
Thailand (THAI/THB) ..................    1.8                                   1.8
Turkey (TRKY/TRL) ....................    2.7                                   2.7
United Kingdom (UK/GBP) ..............    0.9                                   0.9
United States (US/USD) ...............                              (0.3)      (0.3)
Venezuela (VENZ/VEB) .................    2.9                                   2.9
Zimbabwe (ZBBW/ZWD) ..................    1.3                                   1.3
                                        ------      -----          -----      -----
Total  ...............................  100.2         0.1           (0.3)     100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $242,901,049.

    The accompanying notes are an integral part of the financial statements.

                                      F12

                        GT GLOBAL EMERGING MARKETS FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $277,841,143) (Note 1)..........................  $243,617,463
  U.S. currency.................................................................  $  136,655
  Foreign currencies (cost $10,678,505).........................................  10,060,667   10,197,322
                                                                                  ----------
  Receivable for securities sold............................................................    7,396,760
  Receivable for Fund shares sold...........................................................    1,950,008
  Dividends receivable......................................................................      337,748
                                                                                              -----------
    Total assets............................................................................  263,499,301
                                                                                              -----------
Liabilities:
  Payable for securities purchased..........................................................   12,193,150
  Payable for loan outstanding (Note 1).....................................................    6,184,000
  Payable for Fund shares repurchased.......................................................    1,396,848
  Payable for investment management and administration fees (Note 2)........................      246,040
  Payable for service and distribution expenses (Note 2)....................................      199,887
  Payable for printing and postage expenses.................................................      140,103
  Payable for transfer agent fees (Note 2)..................................................      104,492
  Payable for custodian fees (Note 1).......................................................       43,774
  Payable for professional fees.............................................................       42,768
  Payable for registration and filing fees..................................................       23,221
  Payable for fund accounting fees (Note 2).................................................        6,498
  Payable for Directors' fees and expenses (Note 2).........................................        4,348
  Other accrued expenses....................................................................       13,123
                                                                                              -----------
    Total liabilities.......................................................................   20,598,252
                                                                                              -----------
Net assets..................................................................................  $242,901,049
                                                                                              -----------
                                                                                              -----------
Class A:
Net asset value and redemption price per share ($113,318,585 DIVIDED BY 9,291,855 shares
 outstanding)...............................................................................  $     12.20
                                                                                              -----------
                                                                                              -----------
Maximum offering price per share (100/95.25 of $12.20) *....................................  $     12.81
                                                                                              -----------
                                                                                              -----------
Class B:+
Net asset value and offering price per share ($127,658,086 DIVIDED BY 10,694,937 shares
 outstanding)...............................................................................  $     11.94
                                                                                              -----------
                                                                                              -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,924,378
 DIVIDED BY 156,831 shares outstanding).....................................................  $     12.27
                                                                                              -----------
                                                                                              -----------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $289,238,339
  Accumulated net realized loss on investments and foreign currency transactions............  (11,492,948)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................     (620,662)
  Net unrealized depreciation of investments................................................  (34,223,680)
                                                                                              -----------
Total -- representing net assets applicable to capital shares outstanding...................  $242,901,049
                                                                                              -----------
                                                                                              -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F13

                        GT GLOBAL EMERGING MARKETS FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $260,697)..............................  $ 7,205,935
  Interest income...........................................................................    1,168,490
                                                                                              -----------
    Total investment income.................................................................    8,374,425
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    3,907,922
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   977,082
    Class B....................................................................    2,022,092    2,999,174
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................    1,516,844
  Custodian fees (Note 1)...................................................................      349,533
  Printing and postage expenses.............................................................      237,674
  Registration and filing fees..............................................................      113,378
  Fund accounting fees (Note 2).............................................................      103,144
  Audit fees................................................................................       72,348
  Legal fees................................................................................       35,687
  Amortization of organization costs (Note 1)...............................................       16,342
  Directors' fees and expenses (Note 2).....................................................       13,636
  Other expenses (Note 1)...................................................................      385,661
                                                                                              -----------
    Total expenses before reductions........................................................    9,751,343
                                                                                              -----------
      Expense reductions (Notes 1 & 5)......................................................     (326,286)
                                                                                              -----------
    Total net expenses......................................................................    9,425,057
                                                                                              -----------
Net investment loss.........................................................................   (1,050,632)
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................   29,128,765
  Net realized loss on foreign currency transactions...........................   (3,014,870)
                                                                                 -----------
    Net realized gain during the year.......................................................   26,113,895
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................     (282,179)
  Net change in unrealized depreciation of investments.........................  (52,070,476)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (52,352,655)
                                                                                              -----------
Net realized and unrealized loss on investments and foreign currencies......................  (26,238,760)
                                                                                              -----------
Net decrease in net assets resulting from operations........................................  $(27,289,392)
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                      F14

                        GT GLOBAL EMERGING MARKETS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED
                                                                              OCTOBER 31,     OCTOBER 31,
                                                                                  1997            1996
                                                                             --------------  --------------
Decrease in net assets
Operations:
  Net investment income (loss).............................................  $   (1,050,632) $    2,628,437
  Net realized gain (loss) on investments and foreign currency
   transactions............................................................      26,113,895      (5,528,958)
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................        (282,179)         31,246
  Net change in unrealized appreciation (depreciation) of investments......     (52,070,476)     22,530,391
                                                                             --------------  --------------
    Net increase (decrease) in net assets resulting from operations........     (27,289,392)     19,661,116
                                                                             --------------  --------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................         (37,319)             --
  In excess of net investment income.......................................        (104,807)             --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................          (4,161)             --
  In excess of net investment income.......................................         (11,686)             --
                                                                             --------------  --------------
    Total distributions....................................................        (157,973)             --
                                                                             --------------  --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   1,140,272,411   1,443,673,824
  Decrease from capital shares repurchased.................................  (1,314,030,266) (1,499,221,358)
                                                                             --------------  --------------
    Net decrease from capital share transactions...........................    (173,757,855)    (55,547,534)
                                                                             --------------  --------------
Total decrease in net assets...............................................    (201,205,220)    (35,886,418)
Net assets:
  Beginning of year........................................................     444,106,269     479,992,687
                                                                             --------------  --------------
  End of year *............................................................  $  242,901,049  $  444,106,269
                                                                             --------------  --------------
                                                                             --------------  --------------
  * Includes undistributed net investment income of........................  $           --  $       41,480
                                                                             --------------  --------------
                                                                             --------------  --------------

    The accompanying notes are an integral part of the financial statements.

                                      F15

                        GT GLOBAL EMERGING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)    1995 (D)      1994        1993
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.26   $   13.85   $   18.81   $   14.42   $   11.10
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........         --        0.11        0.13       (0.02)       0.02*
  Net realized and unrealized gain
   (loss) on investments................      (2.05)       0.30       (4.32)       4.68        3.38
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (2.05)       0.41       (4.19)       4.66        3.40
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --       (0.01)      (0.08)
  From net realized gain on
   investments..........................         --          --       (0.77)      (0.26)         --
  In excess of net investment income....      (0.01)         --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.01)         --       (0.77)      (0.27)      (0.08)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   12.20   $   14.26   $   13.85   $   18.81   $   14.42
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (14.45)%      2.96%     (23.04)%     32.58%      30.90%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 113,319   $ 224,964   $ 252,457   $ 417,322   $ 187,808
Ratio of net investment income (loss) to
 average net assets.....................      (0.01)%      0.76%       0.89%      (0.11)%       0.1%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.10%       1.96%       2.12%       2.06%        2.4%*
  Without expense reductions............       2.18%       2.08%       2.14%        N/A         N/A
Portfolio turnover rate++++.............        150%        104%        114%        100%         99%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0015   $  0.0040         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratios would have been 2.61% and the ratio of net investment income to average net assets would have been 0.36% (See Note 2).
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%) (see Note 2).
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F16

                        GT GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS B++
                                          -----------------------------------------------------------
                                                                                           APRIL 1,
                                                                                             1993
                                                      YEAR ENDED OCTOBER 31,                  TO
                                          ----------------------------------------------  OCTOBER 31,
                                           1997 (D)    1996 (D)    1995 (D)      1994        1993
                                          ----------  ----------  ----------  ----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.02   $   13.68   $   18.68   $   14.39    $   11.47
                                          ----------  ----------  ----------  ----------  -----------
Income from investment operations:
  Net investment income (loss)..........      (0.08)       0.04        0.06       (0.12)        0.00**
  Net realized and unrealized gain
   (loss) on investments................      (2.00)       0.30       (4.29)       4.67         2.92
                                          ----------  ----------  ----------  ----------  -----------
    Net increase (decrease) from
     investment operations..............      (2.08)       0.34       (4.23)       4.55         2.92
                                          ----------  ----------  ----------  ----------  -----------
Distributions to shareholders:
  From net investment income............         --          --          --          --           --
  From net realized gain on
   investments..........................         --          --       (0.77)      (0.26)          --
  In excess of net investment income....         --          --          --          --           --
                                          ----------  ----------  ----------  ----------  -----------
    Total distributions.................         --          --       (0.77)      (0.26)          --
                                          ----------  ----------  ----------  ----------  -----------
Net asset value, end of period..........  $   11.94   $   14.02   $   13.68   $   18.68    $   14.39
                                          ----------  ----------  ----------  ----------  -----------
                                          ----------  ----------  ----------  ----------  -----------

Total investment return (c).............     (14.91)%      2.49%     (23.37)%     31.77%        25.5%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 127,658   $ 216,004   $ 225,861   $ 291,289    $  32,318
Ratio of net investment income (loss) to
 average net assets.....................      (0.51)%      0.26%       0.39%      (0.61)%       (0.4)%**(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.60%       2.46%       2.62%       2.56%         2.9%**(a)
  Without expense reductions............       2.68%       2.58%       2.64%        N/A          N/A
Portfolio turnover rate++++.............        150%        104%        114%        100%          99%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0015   $  0.0040         N/A         N/A          N/A


                                                      ADVISOR CLASS+++
                                          ----------------------------------------
                                             YEAR                    JUNE 1, 1995
                                             ENDED      YEAR ENDED        TO
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                           1997 (D)      1996 (D)        1995
                                          -----------   -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 14.38       $   13.88     $   14.71
                                          -----------   -----------  -------------
Income from investment operations:
  Net investment income (loss)..........      0.05            0.18          0.08
  Net realized and unrealized gain
   (loss) on investments................     (2.05)           0.32         (0.91)
                                          -----------   -----------  -------------
    Net increase (decrease) from
     investment operations..............     (2.00)           0.50         (0.83)
                                          -----------   -----------  -------------
Distributions to shareholders:
  From net investment income............     (0.03)             --            --
  From net realized gain on
   investments..........................        --              --            --
  In excess of net investment income....     (0.08)             --            --
                                          -----------   -----------  -------------
    Total distributions.................     (0.11)             --            --
                                          -----------   -----------  -------------
Net asset value, end of period..........   $ 12.27       $   14.38     $   13.88
                                          -----------   -----------  -------------
                                          -----------   -----------  -------------
Total investment return (c).............    (14.05)%          3.60%        (5.71)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 1,924       $   3,139     $   1,675
Ratio of net investment income (loss) to
 average net assets.....................      0.49%           1.26%         1.39%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................      1.60%           1.46%         1.62%(a)
  Without expense reductions............      1.68%           1.58%         1.64%(a)
Portfolio turnover rate++++.............       150%            104%          114%
Average commission rate per share paid
 on portfolio transactions++++..........   $0.0015       $  0.0040           N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratios would have been 2.61% and the ratio of net investment income to average net assets would have been 0.36% (See Note 2).
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%) (see Note 2).
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                        GT GLOBAL EMERGING MARKETS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Emerging Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued , or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when GT Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract

                                      F18

                        GT GLOBAL EMERGING MARKETS FUND

fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value of approximately $17,629,705 were on loan to brokers. The loans were secured by cash collateral of $18,687,600 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended October 31, 1997, the Fund received fees of $186,729 which were used to reduce the Fund's custodian and administrative expenses.

                                      F19

                        GT GLOBAL EMERGING MARKETS FUND

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $10,198,442, of which $5,776,568 expires in 2003 and $4,421,874 expires in 2004.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $150,006. These expenses were being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, the Fund had $6,184,000 in loans outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $9,375,490 with a weighted average interest rate of 6.37%. Interest expense for the Fund for the year ended October 31, 1997 was $165,714, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1997, GT Global retained $39,500 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $13,158 for the year ended October 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1997, GT Global collected CDSCs in the amount of $1,581,636. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT

                                      F20

                        GT GLOBAL EMERGING MARKETS FUND

Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40% 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective November 1, 1997, the Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the period then ended October 31, 1997, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $551,048,488 and $663,636,335 respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1997.

4. CAPITAL SHARES
At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F21

                        GT GLOBAL EMERGING MARKETS FUND

                           CAPITAL SHARE TRANSACTIONS

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   57,294,454  $ 859,844,827   75,574,030  $1,106,260,084
Shares issued in connection with
  reinvestment of distributions.........        8,654        123,333           --             --
                                          -----------  -------------  -----------  -------------
                                           57,303,108    859,968,160   75,574,030  1,106,260,084
Shares repurchased......................  (63,783,507)  (962,241,730) (78,034,654) (1,146,692,253)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (6,480,399) $(102,273,570)  (2,460,624) $ (40,432,169)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS B                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   16,394,355  $ 245,887,976   22,439,885  $ 323,192,109
Shares repurchased......................  (21,109,926)  (316,251,415) (23,539,619)  (339,644,019)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (4,715,571) $ (70,363,439)  (1,099,734) $ (16,451,910)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
ADVISOR CLASS                               SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    2,213,447  $  34,400,471      966,362  $  14,221,631
Shares issued in connection with
  reinvestment of distributions.........        1,106         15,804           --             --
                                          -----------  -------------  -----------  -------------
                                            2,214,553     34,416,275      966,362     14,221,631
Shares repurchased......................   (2,275,943)   (35,537,121)    (868,859)   (12,885,086)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................      (61,390) $  (1,120,846)      97,503  $   1,336,545
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $139,557 under these arrangements.

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. There were no investments in affiliated companies at October 31, 1997.

Transactions during the period with companies that are or were affiliates are as follows:

                                                                                                                  NET
                                                                                            PURCHASES  SALES    REALIZED  DIVIDEND
                                                                                              COST    PROCEEDS    GAIN     INCOME
                                                                                            --------  --------  --------  --------
Sun Brewing Ltd. - 144A GDR...............................................................        --        --        --        --

                                      F22

                        GT GLOBAL EMERGING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL EMERGING MARKETS FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Focuses on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high-quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                 GT Global Emerging Markets Fund
          EMGAR712XXXMER.676
          December, 1997